Fees Summary	Feb. 28, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 155,054,160.66
Previously Paid Amount	0
Total Fee Amount	23,738.81
Total Offset Amount	0
Net Fee	$ 23,738.81